Exhibit 3.239
Office of the Secretary of State
The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:
PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP
Filing Number: 9028510

Certificate Of Limited Partnership	July 17, 1996
Change of Registered Agent/Office	November 17, 1997
Certificate of Assumed Business Name	July 24, 1998
Change of Registered Agent/Office	November 20, 1998
Certificate of Assumed Business Name	November 12, 1999
Certificate of Assumed Business Name	November 12, 1999
Certificate of Assumed Business Name	November 12, 1999
Certificate of Assumed Business Name	November 12, 1999
Abandonment of Assumed Business Name	November 29, 1999
Amended Certificate of Limited Partnership	July 27, 2000
Change of Office by Registered Agent	September 28, 2000
Change of Office by Registered Agent	October 29, 2001
Certificate of Assumed Business Name	April 10, 2002
Abandonment of Assumed Business Name	June 06, 2002
Change of Registered Agent/Office	July 13, 2005
Notice of Forfeited Rights for non-filing of Periodic Report	August 07, 2006
Certificate of Assumed Business Name	October 17, 2008
Certificate of Assumed Business Name	January 20, 2010
Certificate of Assumed Business Name	January 20, 2010
Certificate of Assumed Business Name	January 20, 2010
Change of Name or Address by Registered Agent	April 19, 2010
Certificate of Assumed Business Name	October 13, 2010
In testimony whereof, I have hereunto signed my name
officially and caused to be impressed hereon the Seal of
State at my office in Austin, Texas on March 11, 2011.
Come visit us on the internet at http://www.sos.state.tx.us/

Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID:10266	Document: 358900740007

Corporations Section P.O.Box 13697 Austin, Texas 78711-3697	Hope Andrade Secretary of State

Office of the Secretary of State

/s/ Hope Andrade
Hope Andrade
Secretary of State
Come visit us on the internet at http://www.sos.state.tx.us/

Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID:10266	Document: 358900740007

FILED In the Office of the Secretary of State of Texas JULY 17 1996 [ILLEGIBLE]
PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP
CERTIFICATE OF LIMITED PARTNERSHIP
     This Certificate of Limited Partnership of Palestine Principal Healthcare Limited Partnership is filed pursuant to Article 6132a-1 of the Texas Revised Limited Partnership Act (“Act”):
1.	The name of the limited partnership is: Palestine Principal Healthcare Limited Partnership (the “Limited Partnership”).
2	The address of the Limited Partnership’s registered office and the name of the registered agent at such address are as follows:
CT Corporation System
350 North St. Paul Street
Suite 2900
Dallas, Texas 75201
3	The address of the principal office in the United States where records of the Limited Partnership are to be kept or made available under Section 1.07 of the Act is:
Principal Hospital Company
5123 Paddock Village Court
Suite A-12
Brentwood, Tennessee 37027
4.	The name, the mailing address, and the street address of the sole general partner are:
Principal Hospital Company
5123 Paddock Village Court
Suite A-12
Brentwood, Tennessee 37027

EXECUTED as of July 15, 1996

GENERAL PARTNER: Principal Hospital Company
By:	/s/ Martin S. Rash
Martin S. Rash, President

Reports Unit P.O. Box 12028 Austin, Texas 78711-2028	Roger Williams Secretary of State

Office of the Secretary of State
August 7, 2006
National Registered Agents, Inc.
PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP
1614 Sidney Baker Street
Kerrville, TX 78028
Periodic Report — Second Notification Letter
Re: PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP
File Number: 9028510
Dear Registered Agent:
Our records show that the above referenced limited partnership was notified over thirty (30) days ago of the need to file with this office the report required by law. You are hereby notified that the limited partnership’s right to conduct affairs has been forfeited as of the date of this letter for failure to file the report. The limited partnership’s right to conduct affairs may be revived by submitting the attached periodic report to this office, along with the required filing fee. This periodic report should be completed and received by this office on or before December 5, 2006 to avoid the cancellation or termination of the domestic limited partnership or the cancellation or revocation of the registration of the foreign limited partnership.
One copy of the required periodic report is enclosed, along with instructions for completing the report. Make any necessary changes to the preprinted information by typing or printing the new information in the area provided. Submit the periodic report, along with the required filing fee that is shown on the attached report, to the mailing address on the report form. Please make a copy of this report prior to mailing and retain for the limited partnership’s records.
Please disregard this notice if you have mailed your document for processing within the last seven (7) days. If your records reflect that you filed the required report, please send a copy of your cancelled check showing payment of the filing fee.
For your convenience, the periodic report may be filed online through SOSDirect at http://www.sos.state.tx.us/corp/sosda/index.shtml.
If you have any questions about filing the periodic report or require assistance filing online using SOSDirect, please call 512-475-2705 or e-mail ReportsUnit@sos.state.tx.us.
Sincerely,
Reports Unit
Business and Public Filings Division
Enclosure
Come visit us on the internet @ http://www.sos.state.tx.us/

Phone: 512-475-2705	Fax: 512-463-1425	Dial: 7-1-1 for Relay Services

Office of the Secretary of State

FILED
In the Office of the
Secretary of State of Texas
NOV 17 1997
Corporations Section

STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH BY A CORPORATION, LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

1. The name of the entity is Palestine Principal Healthcare Limited Partnership.
   The entity's charter/certificate of authority/file number is 00090285-10

3. A. X The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)
   1212 Guadalupe, Austin, Texas 78701.

OR B.___ The registered office address will not change.

5. A. X The name of the NEW registered agent is National Registered Agents, Inc.

OR B.___ The registered agent will not change.

7. The changes shown above were authorized by:
   Business Corporations may *select A or B* Limited Liability Companies may *select D or E*
   Non-Profit Corporations may *select A, B, or C* Limited Partnerships *select F*

   A.___ The board of directors; OR
   B.___ An officer of the corporation so authorized by the board of directors; OR
   C.___ The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.
   D.___ Its members
   E.___ Its managers
   F. X The limited partnership

[signature], Vice President
(Authorized Officer of Corporation)
(Authorized Member or Manager of LLC)
(General Partner of Limited Partnership)

Office of the Secretary of State	Corporations Section P.O. Box 13697 Austin, Texas 78711-3697
ASSUMED NAME CERTIFICATE
1.	The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Palestine Principal Healthcare Limited Partnership
2.	The assumed name under which the business or professional service is or is to be conducted or rendered is MEMORIAL MOTHER FRANCES HOSPITAL
3.	The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 4000 South Loop 256 Palestine, Texas 75802

4.	The period, not to exceed 10 years, during which the assumed name will be used is 10 years

5.	The entity is a (circle one):
Business Corporation
Non-Profit Corporation
Professional Corporation
Professional Association
Limited Liability Company
Limited Partnership
Registered Limited Liability Partnership
If the entity is some other type of incorporated business, professional or other association, please specify below:

6.	If the entity is required to maintain a registered office in Texas, the address of the registered office is 1212 Guadalupe – Austin. Tx 78701 National Registered Agents and the name of its registered agent at such address is
The address of the principal office (if not the same as the registered office) is 105 Westwood Place, Suite 400 Brentwood, Tennessee 37027

7.	If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is and the office address elsewhere is
8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”): Anderson

/s/ [ILLEGIBLE]

Signature of officer, general partner, manager, representative or attorney-in-fact of the entity
State of Tennessee
County of Davidson
Before me, the undersigned authority, on this day personally appeared Howard Wall known to me to be the person who signed the foregoing instrument, and acknowledged to me that he executed the instrument for the purposes therein expressed.
Given under my hand and seal of office on this 22nd day of July 1998.
(Notary Seal)

/s/ [ILLEGIBLE]

Notary Public My commission expires 1/26/02
Form No. 503
Revised 6/96
The Office of the Secretary of State does not discriminate on the basis of race, color, national origin, sex, religion, age or disability in employment or the provision of services

FILED
In the office of the
Secretary of State of Texas

NOV 20 1998

Corporations Section
Office of the
Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List The entity’s file number is See Attached List
2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.) 1212 Guadalupe, Austin, TX 78701
3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.) 800 Brazos, Austin, TX 78701
4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Executed on: November 6, 1998

National Registered Agents, Inc.

Name of registered agent

/s/ [ILLEGIBLE]

Signature of registered agent
IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, COMPLETE THE FOLLOWING ACKNOWLEDGEMENT. AN ACKNOWLEDGEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION OR A LIMITED LIABILITY COMPANY.
State of Texas §
County of Travis §
This instrument was acknowledged before me on         November 6, 1998          by
                                                                                                     (date)

Cheryl Roberts

(name of person acknowledging)
(Notary Seal)

/s/ [ILLEGIBLE]

Signature of Notary Notary Public, State of Texas

9028510

Name: SLC HOUSTON BRIAR OAKS, L.P.
Status: ACTIVE
Dom. State: DE
State I.D.#: 103779-11
FEIN#:

Name: SLT HOUSTON BRIAR OAKS, L.P.
Status: ACTIVE
Dom. State: DE
State I.D.#: 103776-11
FEIN#:

Name: SOLI*FLO MATERIAL TRANSFER, LIMITED PARTNERSHIP
Status: ACTIVE
Dom. State: CA
State I.D.#: 010036911
FEIN#:

Name: SONSINGER BROADCASTING COMPANY OF HOUSTON, L.P.
Status: ACTIVE
Dom. State: TX
State I.D.#: 100583-10
FEIN#:

Name: SP LONE STAR I, L.P.
Status: ACTIVE
Dom. State: WA
State I.D.#: ~~122095-06~~ 110596-11
FEIN#:

Name: SPEER VIRTUAL MEDIA LIMITED PARTNERSHIP
Status: ACTIVE
Dom. State: NV
State I.D.# 98309-11
FEIN#:

Name: SUNSTONE HOTEL INVESTORS, I L.P.
Status: ACTIVE
Dom. State: DE
State I.D.#: 101598-11
FEIN#:

Name: TELECOM TOWERS OF THE WEST, L.P.
Status: ACTIVE
Dom. State: DE
State I.D.#: 98079-11
FEIN#: 541814732

Name: TEXAS RFC/WA GP, L.P.
Status: ACTIVE
Dom. State: TX
State I.D.#: 111017-10
FEIN#:

~~Name: TEXAS SHELF PROJECT #2, L.P.~~
~~Status: ACTIVE~~
~~Dom. State: TX~~
~~State I.D.#: 111016-10~~
~~FEIN#:~~

Name: THE EDISON PROJECT L.P.
Status: ACTIVE
Dom. State: DE
State I.D.#: 104203-11
FEIN#:

Name: WEEKS REALTY, L.P.
Status: ACTIVE
Dom. State: GA
State I.D.#: 110093-11
FEIN#:

DFW/Movie Music L.P. - 113111-11

Multitechnology Services LP - 76845-10

Palestine-Principal Healthcare Limited Partnership - 90285-10

0002683.66

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas NOV 12 1999 Corporations Section

STATEMENT OF ABANDONMENT
OF ASSUMED NAME
1.	The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership is Palestine Principal Healthcare Limited Partnership and the file number, if any, assigned by the secretary of state is
2.	The assumed name being abandoned is Memorial Mother Frances Hospital
3.	The assumed name certificate was filed in the office of the secretary of state on 7/24/98 ; an assumed name certificate also has been filed in the office of the county clerk in the following county or counties: Anderson County and Travis County
4.	If the entity is required to maintain a registered office in Texas, the address of the registered office is and the name of its registered agent at such address is National Registered Agents, Inc. 800 Brazos, Suite 1100, Austin, TX 78701 The address of the principal office, if not the same as the registered office, is 105 Westwood Place, Suite 400, Brentwood, NT 37027
5.	If the entity is not requried to or does not maintain a registered office in Texas, the office address in Texeas is n/a If the entity is not incorporated, organized, or associated under the laws of Texas, the address of its place of business in Texas is n/a and its office address elsewhere, if any is n/a
6.	The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document.

/s/ [ILLEGIBLE]

Signature of officer, general partner, manager, Representative or attorney-in-fact of the entity
NOTE
This form is designed to meet statutory requirements for filing with the secretary of state and is not designed to meet filing requirements on the county level. Filing requirements for assumed name documents to be filed with the county clerk differ. Assumed name documents filed with the county clerk are to be executed and acknowledged by the filing party, which requires that the document be notarized.

Office of the	Corporations Section
Secretary of State	P O Box 13697
Austin, Texas 78711-3697

FILED
In the Office of the
Secretary of State of Texas

NOV 12 1999
ASSUMED NAME CERTIFICATE
FILED In the Office of the Secretary of State of Texas NOV 12 1999
1.	The name of the corporation, limited liability company, limited partnership, registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Palestine Principal Healthcare Limited Partnership
2.	The assumed name under which the business or professional service is or is to be conducted or rendered is Palestine Regional Medical Center — West Campus
3.	The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is c/o National Registered Agents, Inc, 800 Brazos, Suite 1100, Austin, TX 78701
4.	The period, not to exceed 10 years, during which the assumed name will be used is ten years
5.	The entity is a (circle one):
Business Corporation
Non-Profit Corporation
Professional Corporation
Professional Association
Limited Liability Company
Limited Partnership
Registered Limited Liability Partnership
If the entity is some other type of incorporated business, professional or other association, please specify below:
6.	If the entity is required to maintain a registered office in Texas, the address of the registered office is 800 Brazos, Suite 1100, Austin, TX 78701 and the name of its registered agent at such address is National Registered Agents, Inc
The address of the principal office (if not the same as the registered office) is 105 Westwood Place, Brentwood, TN 37027

7.	If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is n/a and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is n/a and the office address elsewhere is n/a
8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”): ALL

/s/ [ILLEGIBLE]

Signature of officer, general partner, manager, representative or attorney-in-fact of the entity
State of TN
County of Williamson
Before me, the undersigned authority, on this day personally appeared Howard Wall known to me to be the person who signed the foregoing instrument, and acknowledged to me that he executed the instrument for the purposes therein expressed.
Given under my hand and seal of office on this 8th day of November 1999
(Notary Seal)

/s/ [ILLEGIBLE]

Notary Public My Commission expires March 24, 2001
Form No. 503
Revised 6/96
The Office of the Secretary of State does not discriminate on the basis of race, color, national origin, sex, relegion, age or disability in employment or the provision of services

Office of the	Corporations Section
Secretary of State	P O Box 13697
Austin, Texas 78711-3697

FILED
In the Office of the
Secretary of State of Texas

NOV 12 1999
ASSUMED NAME CERTIFICATE
1.	The name of the corporation, limited liability company, limited partnership, of registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Palestine Principal Healthcare Limited Partnership

2.	The assumed name under which the business or professional service is or is to be conducted or rendered is Palestine Regional Home Care

3.	The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is c/o National Registered Agents, Inc, 800 Brazos Suite 1100, Austin, Tx 78701

4.	The period, not to exceed 10 years, during which the assumed name will be used is ten years

5.	The entity is a (circle one):
Business Corporation
Non-Profit Corporation
Professional Corporation
Professional Association
Limited Liability Company
Limited Partnership
Registered Limited Liability Partnership
If the entity is some other type of incorporated business, professional or other association, please specify below:
6.	If the entity is required to maintain a registered office in Texas, the address of the registered office is 800 Brazos, Suite 1100, Austin, TX 78701 and the name of its registered agent at such address is National Registered Agents, Inc
The address of the principal office (if not the same as the registered office) is 105 Westwood Place, Brentwood, TN 37027

7.	If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is n/a and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is n/a and the office address elsewhere is n/a
8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”): all

/s/ [ILLEGIBLE]
Signature of officer, general partner, manager,
representative or attorney-in-fact of the entity
State of TN
County of Williamson
Before me, the undersigned authority, on this day personally appeared Howard Wall known to me to be the person who signed the foregoing instrument, and acknowledged to me that he executed the instrument for the purposes therein expressed.
Given under my hand and seal of office on this 8th day of November 1999
     (Notary Seal)

/s/ [ILLEGIBLE]
Notary Public

Form No. 503
Revised 6/96
The Office of the Secretary of State does not discriminate on the basis of race, color, national origin, sex, religion, age or disability in employment or the provision of services

Office of the	Corporations Section
Secretary of State	P.O Box 13697
Austin, Texas 78711-3697

FILED
In the Office of the
Secretary of State of Texas

NOV 12 1999
ASSUMED NAME CERTIFICATE
1.	The name of the corporation, limited liability company, limited partnership of registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Palestine Principal Healthcare Limited Partnership

2.	The assumed name under which the business or professional service is or is to be conducted or rendered is Palestine Regional Medical Center

3.	The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is c/o National Registered Agents, Inc, 800 Brazos Suite 1100 Austin, Texas 78701

4.	The period, not to exceed 10 years, during which the assumed name will be used is ten years

5.	The entity is a (circle one):
Business Corporation
Non-Profit Corporation
Professional Corporation
Professional Association
Limited Liability Company
Limited Partnership
Registered Limited Liability Partnership
If the entity is some other type of incorporated business, professional or other association, please specify below:
6.	If the entity is required to maintain a registered office in Texas, the address of the registered office is 800 Brazos Suite, 1100, Austin, TX 78701 and the name of its registered agent at such address is National Registered Agents, Inc
The address of the principal office (if not the same as the registered office) is 105 Westwood Place, Brentwood, TN 37027

7.	If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is n/a and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is n/a and the office address elsewhere is n/a
8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”): all

/s/ [ILLEGIBLE]
Signature of officer, general partner, manager,
representative or attorney-in-fact of the entity

State of TV
County of Williamson
Before me, the undersigned authority, on this day personally appeared Howard Wall known to me to be the person who signed the foregoing instrument, and acknowledged to me that he executed the instrument for the purposes therein expressed.
Given under my hand and seal of office on this 8th day of November 1999
(Notary Seal)

/s/ [ILLEGIBLE]
Notary Public

Form No. 503
Revised 6/96
The Office of the Secretary of State does not discriminate on the basis of race, color, national origin, sex, religion, age or disability in employment or the provision of services

Office of the	Corporations Section
Secretary of State	P.O. Box 13697
Austin, Texas 78711-3697

FILED
In the Office of the
Secretary of State of Texas

NOV 29 1999
ASSUMED NAME CERTIFICATE
1.	The name of the corporation, limited liability company, limited partnership of registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is PALESTINE PRINCIPAL HEALTHCARE LIMITED [ILLEGIBLE]

2.	The assumed name under which the business or professional service is or is to be conducted or rendered is PARKVIEW HOME HEALTH
3.	The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is
4.	The period, not to exceed 10 years, during which the assumed name will be used is 10 years
5.	The entity is a (circle one):
Business Corporation
Non-Profit Corporation
Professional Corporation
Professional Association
Limited Liability Company
Limited Partnership
Registered Limited Liability Partnership
If the entity is some other type of incorporated business, professional or other association, please specify below:
6.	If the entity is required to maintain a registered office in Texas, the address of the registered office is 800 BRAZOS SUITE 1100 AUSTIN, TEXAS 78701 and the name of its registered agent at such address is National Registered Agents, Inc
The address of the principal office (if not the same as the registered office) is 105 Westwood Place, Ste 400, Brentwood, TN 37027

7.	If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is, and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is and the office address elsewhere is

8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”): ALL

/s/ [ILLEGIBLE]
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity Howard T Wall
State of TENNESSEE
County of DAVIDSON
Before me, the undersigned authority, on this day personally appeared Howard T Wall known to me to be the person who signed the foregoing instrument, and acknowledged to me that he executed the instrument for the purposes therein expressed.
Given under my hand and seal of office on this 22nd day of November 1999
     (Notary Seal)

/s/ [ILLEGIBLE]
Notary Public
Form No. 503
Revised 6/96
     The Office of the Secretary of State does not discreminate on the basis of race, color, national origin, sex, religion, age or disability in employment or the provision of services

FILED
In the Office of the
CERTIFICATE OF AMENDMENT	Secretary of State of Texas
TO THE	JUL 27 2000
CERTIFICATE OF LIMITED PARTNERSHIP	Corporations Section
Pursuant to the provisions of Section 2.02 of the Texas Revised Limited Partnership Act, the undersigned limited partnership desires to amend its certificate of limited partnership and for that purpose submits the following certificate of amendment.
1. The name of the limited partnership is Palestine Principal Healthcare Limited Partnership.
2. The certificate of limited partnership is amended as follows: Principal Hospital Company is removed as general partner, Palestine-Principal G.P., Inc. is substituted as general partner. The address of the General Partner is, 105 Westwood Place, Suite 400, Brentwood, TN 37027
Dated: July 26, 2000

PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP
By:	Province Healthcare Company (f/k/a Principal Hospital Company), its original General Partner
	By:	/s/ Howard T. Wall
		Name:	Howard T. Wall
		Title:	S.V.P & Secretary

By:	Palestine-Principal G.P., Inc., its current General Partner
	By:	/s/ Howard T. Wall
		Name:	Howard T. Wall
		Title:	V. P. & Secretary

Office of the Secretary of State	FILED
Corporations Section	In the Office of the
P.O. Box 13697	Secretary of State of Texas
Austin, Texas 78711-3697	SEP 28 2000
Corporations Section
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of entity represented is See Attached List of Limited Partnerships The entity’s file number is See List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.)

800 Brazos Street, Suite 1100, Austiin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

905 Congress Avenue, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: September 27, 2000

National Registered Agents, Inc.
Name of registered agent

/s/ [ILLEGIBLE]
Signature of registered agent
Dennis E. Howarth, President

IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, COMPLETE THE FOLLOWING ACKNOWLEDGEMENT. AN ACKNOWLEDGEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.
State of Texas New Jersey §
County of Mercer              §

This instrument was acknowledged before me on	September 27, 2000	by
(date)
Dennis E. Howarth

(name of person acknowledging)
     (Notary Seal)

/s/ [ILLEGIBLE]
Signature of Notary
Notary Public, State of Texas

ZULMA MUNIZ HOWARTH NOTARY PUBLIC, NEW JERSEY TERM EXPIRES MARCH 1, 2003

Domestic and Foreign Limited Parnerships
Registered Agent: National Registered Agents, Inc.
Dated: 9/27/00

TYPE	ENTITY NAME	File #	Sequence #
10	ADVANCED ENERGY INDUSTRIES TEXAS, L.P.	128581	1775984
10	ANC-ROUND ROCK ASSETS I, LP	127443	1750475
10	ANC-ROUND ROCK ASSETS II, LP	127444	1761922
10	AO FAMILY LIMITED PARTNERSHIP	132628	1657409
10	BRIGHT-MEYERS LUBBOCK ASSOCIATES, L.P.	81101	1701467
10	BRIGHT-MEYERS WACO ASSOCIATES, L.P.	88526	1637767
10	CALPINE HIDALGO ENERGY CENTER, LP.	109006	1581619
10	CALPINE/GENTEX LOST PINES OPERATIONS, L.P.	124120	1719586
10	CENTRAL EXPRESSWAY COMMERCIAL CENTER #1, LTD.	25284	1731041
10	CHANCELLOR CREEK-MCKINNEY, L.P.	120146	1749639
10	CLEAR LAKE COGENERATION LIMITED PARTNERSHIP	52262	1711761
10	CPN TEXAS CENTRAL FUELS, L.P.	112793	1601681
10	DALLAS DENITECH LIMITED	120483	1599689
10	DFW DENITECH LIMITED	120451	1634031
10	F & E AIRCRAFT MAINTENANCE (DALLAS, TEXAS), LIMITED PARTNERSHIP	133763	1718002
10	HARRIS-ALLEN, L P	111016	1658598
10	JOHN MCSTAY INVESTMENT COUNSEL	34490	1776125
10	MAJESTIC FORT WORTH PARTNERS, L.P.	131124	1599950
10	MAJESTIC LAREDO PARTNERS, L P	119570	1667132
10	MATUSCHKA SERVICES (TEXAS), LTD.	37716	1624876
10	MEXIA PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP	98406	1665543
10	MILANO APARTMENTS, L.P.	96451	1767038
10	MILLER & STRAUSS, LTD	137623	1716984
10	MRM REAL ESTATE ASSOCIATES L P	112727	1718487
10	NEWLAND COMMUNITIES TEXAS, LP	128704	1574054
10	NHI-REIT OF TEXAS, LP	100639	1629636
10	NNP-GRAYSON LAKES, LP	132428	1670331
10	NNP-SEVEN MEADOWS, LP	137627	1660389
10	NNP-TERAVISTA, LP	104643	1760928
10	NNP-TV COMMUNITIES, LP	127445	1631238
10	PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP	90285	1730403
10	PERFORMANCE FOOD GROUP OF TEXAS, L.P	94311	1732494

Office of the Secretary of State	FILED
Corporations Section	in the Office of the
P.O. Box 13697 Austin, Texas 78711-3697	Secretary of State of Texas
OCT 29 2001
Corporations Section
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List

The entity’s file number is See Attached List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.) 905 Congress Avenue, Austin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.) 1614 Sidney Baker Street, Kerrville, TX 78028

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 10/19/01

National Registered Agents, Inc.
Name of registered agent

/s/ [ILLEGIBLE]
Signature of registered agent
Dennis E. Howarth, President

IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, THE STATEMENT MUST BE NOTARIZED. NOTARIZATION OF THE STATEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.
State of Texas               §
County of __________ §

Subscribed and sworn to before me on		by
(date)

(name of person sworn)
     (Notary Seal)

Signature of Notary Notary Public, State of Texas

STATUTORY REPRESENTATION	M/A/R/C INC.	TX
STATUTORY REPRESENTATION	MADISON TECHNOLOGIES INC.	TX
STATUTORY REPRESENTATION	MAJESTIC MINING INC.	TX
STATUTORY REPRESENTATION	MANSKE DEVELOPMENT MANAGEMENT INC.	TX
STATUTORY REPRESENTATION	MARGO SAWYER INC.	TX
STATUTORY REPRESENTATION	MAX GREEN INC.	TX
STATUTORY REPRESENTATION	MEDIA & PUBLIC RELATIONS GROUP INC.	TX
STATUTORY REPRESENTATION	MEMBAR INC.	TX
STATUTORY REPRESENTATION	MEMBERS CONSUMER NETWORK ASSOCIATION INC.	TX
STATUTORY REPRESENTATION	METOKOTE HOLDINGS INC.	TX
STATUTORY REPRESENTATION	MEXIA-PRINCIPAL INC.	TX
STATUTORY REPRESENTATION	MICRO ASSOCIATES INC.	TX
STATUTORY REPRESENTATION	MID COAST SECURITY & INVESTIGATIONS INC.	TX
STATUTORY REPRESENTATION	MILLS CUSTOM HOMES INC.	TX
STATUTORY REPRESENTATION	MISSIONWOOD MANAGEMENT INC.	TX
STATUTORY REPRESENTATION	MODULUS TECHNOLOGIES INC.	TX
STATUTORY REPRESENTATION	MONGOOSE TECHNOLOGY INC.	TX
STATUTORY REPRESENTATION	MSS-LASCO INC.	TX
STATUTORY REPRESENTATION	MUSICIANS PLANET TEXAS INC.	TX
STATUTORY REPRESENTATION	MZM USA INC.	TX
STATUTORY REPRESENTATION	NATIONAL HOMEBUYER EDUCATIONAL TRAINING CENTER.	TX
STATUTORY REPRESENTATION	NATIONAL INSTITUTE OF ANXIETY AND STRESS INC.	TX
STATUTORY REPRESENTATION	NAUTICA JEANS OF SAN MARCOS INC.	TX
STATUTORY REPRESENTATION	NAUTICA OF ALLEN INC.	TX
STATUTORY REPRESENTATION	NES PARTNERS INC.	TX
STATUTORY REPRESENTATION	NEWLAND ASSOCIATES ROUND ROCK INC.	TX
STATUTORY REPRESENTATION	NORBAR INC.	TX
STATUTORY REPRESENTATION	NORTH STAR CHRISTMAS LIGHTING INC.	TX
STATUTORY REPRESENTATION	NVO INFORMATION SYSTEMS INC.	TX
STATUTORY REPRESENTATION	OAK HOLDINGS INC.	TX
STATUTORY REPRESENTATION	OGILVIE INSURANCE SERVICES OF TEXAS INC.	TX
STATUTORY REPRESENTATION	OPTIM INC.	TX
STATUTORY REPRESENTATION	PACKAGING & DISPLAY SOLUTIONS LLC	TX
STATUTORY REPRESENTATION	PAIDEMAIL.COM INC.	TX
STATUTORY REPRESENTATION	PALESTINE-PRINCIPAL GP INC.	TX
STATUTORY REPRESENTATION	PALESTINE-PRINCIPAL HEALTHCARE LIMITED PARTNE.	TX
STATUTORY REPRESENTATION	PALESTINE-PRINCIPAL INC.	TX

Office of the Secretary of State	FILED
Corporations Section	In the office of the
P.O. Box 13697	Secretary of State of Taxas
Austin, Texas 78711-3697	JUL 13 2005
Corporation Section
CHANGE OF REGISTERED AGENT/REGISTERED OFFICE
1.	The name of the entity is Palestine Principal Healthcare Limited Partnership and the file number issued to the entity by the secretary of state is 0009028510

2.	The entity is: (Check one.)
☐	a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

☐	a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

☐	a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

☑	a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

☐	an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.
3.	The registered office address as PRESENTLY shown in the records of the Texas secretary of State is 1614 Sidney Baker Street, Kerrville, Texas 78028

4.	☑ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.) c/o C T Corporation System, 350 N. St. Paul Street, Dallas, Texas 75201

OR

☐ B. The registered office address will not change.

5.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is National Registered Agents, Inc.
6.	☑ A. The name of the NEW registered agent is C T Corporation System

OR

☐ B. The registered agent will not change.

7.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

By:	/s/ [ILLEGIBLE]
(A person authorized to sign on behalf of the entity)

INSTRUCTIONS
1.	It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.

2.	You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.

3.	An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

4.	Please attach the appropriate fee:

Business Corporation	$15.00
Financial Institution, other than Credit Unions	$15.00
Financial Institution that is a Credit Union	$5.00
Non-Profit Corporation	$5.00
Limited Liability Company	$10.00
Limited Partnership	$50.00
Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5.	Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.
Form No. 401
Revised 9/99
[ILLEGIBLE] — 6/7/00 C T System Online

Office of the Secretary of State	FILED
Corporations Section	In the Office of the
P.O. Box 13697	Secretary of State of Texas
Austin, Texas 78711-3697	APR 10 2002
Corporations Section
ASSUMED NAME CERTIFICATE
FOR FILING WITH THE SECRETARY OF STATE
1.	The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Palestine Principal Healthcare Limited Partnership

2.	The assumed name under which the business or professional service is or is to be conducted or rendered is Palestine Regional Rehabilitation Hospital

3.	The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas and the address of its registered or similar office in that Jurisdiction is 1614 Sidney Baker Street, Kerrville, Texas 78028

4.	The period, not to exceed 10 years, during which the assumed name will be used is Ten Years

5.	The entity is a (check one):

A.

☐ Business Corporation	☐ Non-Profit Corporation
☐ Professional Corporation	☐ Professional Association
☐ Limited Liability Company	☑ Limited Partnership
☐ Registered Limited Liability Partnership
B.	If the entity is some other type business, professional or other association that is incorporated, please specify below (e.g., bank, savings and loan association, etc.) N/A
6.	If the entity is required to maintain a registered office in Texas, the address of the registered office is 1614 Sidney Baker Street, Kerrville. Texas 78028 and the name of its registered agent at such address is National Registered Agents, Inc. The address of the principal office (if not the same as the registered office) is 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027

7.	If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas N/A and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is N/A

8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”) Anderson

9.	The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document.

By:	/s/ [ILLEGIBLE]
Signature of officer, general partner, manager,
representative or attorney-in-fact of the entity

NOTE

[ILLEGIBLE]
Form No. 503
Revised 9/99

STATE OF TEXAS TENNESSEE
COUNTY OF Williamnson
Before me on this 8th day of April 2002, personally appeared Howard T. Wall and acknowledged to me that       he/she executed the foregoing certificate for the purposes therein expressed.

My Commission Expires:	/s/ [ILLEGIBLE]
09/25/2009	Notary Public, State of Texas Tennessee

FILED In the Office of the Secretary of State of Texas OCT 17 2008 Corporations Section

Form 503 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate
Assumed name
The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Palestine Regional Medical Center EMS
Entity Information
The name of the entity filing the assumed name is: Palestine-Principal Healthcare Limited Partnership
State the name of the entity as currently shown in the records of the secretary of state or on its certificate of formation, if not filed with the secretary of state.
The filing entity is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Professional Corporation

☐ Nonprofit Corporation	☐ Professional Limited Liability Company

☐ Cooperative Association	☐ Professional Association

☐ Limited Liability Company	☑ Limited Partnership

☐ Other
               Specify type of entity if there is no check box applicable.
The file number, if any, issued to the filing entity by the secretary of state is:
The state, country, or other jurisdiction of formation is: Texas
The registered or similar office of the entity in the jurisdiction of formation is:

☑ The entity is required to maintain a registered office and agent in Texas. The address of its registered office in Texas and the name of the registered agent at such address is:
350 North St. Paul Street, Dallas TX 75201
C T Corporation System
The address of the principal office of the entity (if not the same as the registered office) is:
103 Powell Court, Suite 200, Brentwood, TN 37027
☐ The entity is not required to maintain a registered office and agent in Texas. Its office address in

4

in Texas is:

☐ The entity is not incorporated, organized or associated under the laws of Texas. The address of the principal place of business in this state is:

The office address of the entity is: 103 Powell Court, Suite 200, Brentwood, TN 37027
Period of Duration
☑ The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ The period during which the assumed name will be used is                      years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐The assumed name will be used until                           (not to exceed 10 years).
mm/dd/yyyy
County or Counties in which Assumed Name Used
The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☑ All counties
☐ All counties with the exception of the following counties:
☐ Only the following counties:
Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.
Date: 10-9-08

[ILLEGIBLE]
Secretary
Signature and title of authorized person(s)(see instructions)

5

This space reserved for office use. FILED In the Office of the Secretary of State of Texas JAN 20 2010 Corporations Section

Form 503 (Revised 09/09) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate
Assumed Name
1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Parkview Home Health
Entity Information
2. The legal name of the entity filing the assumed name is: Palestine Principal Healthcare Limited Partnership
State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.
3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Limited Liability Company

☐ Nonprofit Corporation	☑ Limited Partnership

☐ Professional Corporation	☐ Limited Liability Partnership

☐ Professional Association	☐ Cooperative Association

☐ Other
     Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.
4. The file number, if any, issued to the entity by the secretary of state is:
5. The state, country, or other jurisdiction of formation of the entity is: Texas
6. The registered office or similar office address of the entity in its jurisdiction of formation is:
350 North St. Paul Street
Street Address

Dallas City	TX State	USA Country	75201 Zip or Postal Code
7. The entity’s principal office address in Texas is: (See instructions.)

2900 South Loop 256 Street Address	Palestine	City	TX	75801 Zip or Postal Code
8. The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

Street Address	City	State	Zip or Postal Code

4

Period of Duration
☑ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ 9b. The period during which the assumed name will be used is                      years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐ 9c. The assumed name will be used until                           (not to exceed 10 years).
mm/dd/yyyy
County or Counties in which Assumed Name Used
10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☑ All counties
☐ All counties with the exception of the following counties:
☐ Only the following counties:
Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.
Date: December 28, 2009

[ILLEGIBLE]
Secretary
Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

5

Form 503 (Revised 09/09) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use. FILED In the Office of the Secretary of State of Texas JAN 20 2010 Corporations Section
Assumed Name
1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Palestine Regional Home Care
Entity Information
2. The legal name of the entity filing the assumed name is: Palestine Principal Healthcare Limited Partnership
State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.
3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Limited Liability Company

☐ Nonprofit Corporation	☑ Limited Partnership

☐ Professional Corporation	☐ Limited Liability Partnership

☐ Professional Association	☐ Cooperative Association

☐ Other
     Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.
4. The file number, if any, issued to the entity by the secretary of state is: ___________
5. The state, country, or other jurisdiction of formation of the entity is: Texas
6. The registered office or similar office address of the entity in its jurisdiction of formation is:
350 North St. Paul Street
Street Address

Dallas	TX	USA	75201

City	State	Country	Zip or Postal Code
7. The entity’s principal office address in Texas is: (See instructions.)

2900 South Loop 256	Palestine	TX	75801

Street Address	City		Zip or Postal Code
8. The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

Street Address	City	State	Zip or Postal Code
Form 503

RECEIVED JAN 20 2010 Secretary of State

4

Period of Duration
☑ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ 9b. The period during which the assumed name will be used is ______ years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐ 9c. The assumed name will be used until _________________________(not to exceed 10 years).
mm/dd/yyyy
County or Counties in which Assumed Name Used
10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☑ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.
Date: December 28, 2009

/s/ Mary Kim E. Shipp Secretary Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

5

Form 503 (Revised 09/09)	Assumed Name Certificate	This space reserved for office use.
Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25		FILED In the Office of the Secretary of State of Texas JAN 20 2010 Corporations Section
Assumed Name
1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Palestine Regional Medical Center
Entity Information
2. The legal name of the entity filing the assumed name is: Palestine Principal Healthcare Limited Partnership
State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.
3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Limited Liability Company

☐ Nonprofit Corporation	☑ Limited Partnership

☐ Professional Corporation	☐ Limited Liability Partnership

☐ Professional Association	☐ Cooperative Association

☐ Other
Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.
4. The file number, if any, issued to the entity by the secretary of state is:
5. The state, country, or other jurisdiction of formation of the entity is: Texas
6. The registered office or similar office address of the entity in its jurisdiction of formation is:
350 North St. Paul Street

Street Address

Dallas City	TX State	USA Country	75201 Zip or Postal Code
7. The entity’s principal office address in Texas is: (See instructions.)

2900 South Loop 256 Street Address	Palestine City	TX	75801 Zip or Postal Code
8. The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

Street Address	City	State	Zip or Postal Code
     RECEIVED
     JAN 20 2010
     Secretary of State

4

Period of Duration
☑ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ 9b. The period during which the assumed name will be used is ______ years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐ 9c. The assumed name will be used until _________________________(not to exceed 10 years).
mm/dd/yyyy
County or Counties in which Assumed Name Used
10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☑ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.
Date: December 28, 2009

/s/ Mary Kim E. Shipp Secretary Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

5

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 9028510 04/19/2010 Document #: 304508730562 Image Generated Electronically
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1. The name of the entity represented is
     PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP
The entity’s filing number is 9028510
2. The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)
350 N. St. Paul St., Dallas, TX 75201
3. The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)
350 N. St. Paul St., Ste. 2900, Dallas, TX 75201-4234
4. Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 04/19/2010
                              CT Corporation System
                                   Name of Registered Agent
                              Kenneth Uva, Vice President
                                    Signature of Registered Agent
FILING OFFICE COPY

Form 503 (Revised 09/09)	Assumed Name Certificate	This space reserved for office use. FILED In the Office of the Secretary of State of Texas OCT 13 2010 Corporations Section
Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25
Assumed Name
1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: HomePoint Health Services
Entity Information
2. The legal name of the entity filing the assumed name is: Palestine Principal Healthcare Limited Partnership
State the name of the entity as currently shown in the records of the secretary of stale or on its organizational documents, if not filed with the secretary of state.
3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Limited Liability Company

☐ Nonprofit Corporation	☐ Limited Partnership

☐ Professional Corporation	☐ Limited Liability Partnership

☐ Professional Association	☐ Cooperative Association

☐ Other
     Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.
4. The file number, if any, issued to the entity by the secretary of state is:
5. The state, country, or other jurisdiction of formation of the entity is: Texas
6. The registered office or similar office address of the entity in its jurisdiction of formation is:
350 N. St. Paul Street

Street Address

Dallas	TX	USA	75201
City	State	Country	Zip or Postal Code
7. The entity’s principal office address in Texas is: (See instructions.)

2900 South Loop 256.	Palestine	TX	75801
Street Address	City		Zip or Postal Code
8. The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

Street Address	City	State	Zip or Postal Code

4

Period of Duration
☑ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ 9b. The period during which the assumed name will be used is ______ years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐ 9c. The assumed name will be used until _________________________(not to exceed 10 years).
mm/dd/yyyy
County or Counties in which Assumed Name Used
10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☑ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.
Date: September 28, 2010

/s/ Mary Kim E. Shipp Secretory Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

5

Exhibit 3.240
PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP
FIRST AMENDMENT TO THE AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
     THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (the “First Amendment”) is effective as of the dates set forth in Section 8 hereof, and made by and among Palestine-Principal G.P., Inc., a Texas corporation, as the substituted general partner (the “General Partner”), and those other persons identified on Schedule A as limited partners (collectively, the “Limited Partners” and each, a “Limited Partner”). The General Partner and the Limited Partners may hereafter be sometimes referred to collectively as “Partners” or individually as a “Partner.”
BACKGROUND
     Pursuant to the Amended and Restated Agreement of Limited Partnership dated as of June 30, 1997 (the “Partnership Agreement”), Palestine Principal Healthcare Limited Partnership (the “Partnership”) currently has one general partner and two limited partners. Pursuant to Schedule A to the Partnership Agreement, Palestine-Principal G.P., Inc., the general partner, is listed as owning a 1% general partnership interest in the Partnership. Palestine-Principal, Inc. (“PPI”), one of the limited partners, is listed as owning a 94% limited partnership interest in the Partnership. The other limited partner, Mother Frances Hospital Regional Health Care Center, is listed as owning a 5% limited partnership interest in the Partnership. The Partnership originally owned and operated one hospital, Memorial Mother Frances Hospital (“Memorial Hospital”).
     On the 1st day of October, 1999, the Partnership purchased a new hospital, Trinity Valley Medical Center (“Trinity Valley Hospital”) for a purchase price of approximately $44,335,318. (Memorial Hospital and Trinity Valley Hospital subsequently merged into one hospital known as “Palestine Regional Medical Center.” In addition, a new rehabilitation hospital (the “Rehab Hospital”) was opened on the old Memorial Hospital campus The Rehab Hospital and “Palestine Regional Medical Center” shall hereinafter sometimes be collectively referred to as the “Hospitals” and individually as a “Hospital.) The purchase price for Trinity Valley Hospital was funded solely by the General Partner and by PPI. Mother Frances Hospital Regional Health Care Center did not contribute its proportionate share of the purchase price. Consequently, each Partner’s percentage interest in the Partnership has changed since the date of the Partnership Agreement.
     Moreover, pursuant to a Plan of Merger dated as of the 31st day of December, 2001, PPI will be merged into its affiliate, Principal Hospital Company of Nevada, Inc. (“Principal-Nevada”). As a result of the merger, Principal-Nevada will become a substituted limited partner in the Partnership.
     The Partners therefore desire to amend the Partnership Agreement to: 1) substitute Principal-Nevada as a substitute Limited Partner in place of PPI; 2) to adjust each Partner’s partnership percentages to reflect the contributions made in connection with the Trinity Valley Hospital purchase; and 3) to amend the list of actions requiring the approval of all of the Class A Limited Partners; and 4) to name committees to which the General